UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2023

RenaissanceRe Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-14428	98-0141974
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Renaissance House, 12 Crow Lane, Pembroke, Bermuda HM 19 (Address of principal executive offices) (Zip Code)

(441) 295-4513

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, Par Value $1.00 per share	RNR	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a Series F 5.750% Preference Share, Par Value $1.00 per share	RNR PRF	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a Series G 4.20% Preference Share, Par Value $1.00 per share	RNR PRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 31, 2023, RenaissanceRe Holdings Ltd. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, Barclays Capital Inc., HSBC Securities (USA) Inc. and Wells Fargo Securities, LLC, on behalf of themselves and as representatives of the underwriters named therein. The Underwriting Agreement provided for the offer and sale (the “Offering”) of $750,000,000 aggregate principal amount of the Company’s 5.750% Senior Notes due 2033 (the “Notes”). A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference.

The Offering was made pursuant to a shelf registration statement on Form S-3 (No. 333-272124) filed with the United States Securities and Exchange Commission (the “SEC”) on May 22, 2023 and a prospectus supplement filed with the SEC on June 2, 2023. The Offering of the Notes closed on June 5, 2023. In connection with the Offering, the Company entered into the Second Supplemental Indenture described below.

Second Supplemental Indenture

On June 5, 2023, the Company, as issuer, and Deutsche Bank Trust Company Americas (“Deutsche Bank”), as trustee, entered into a second supplemental indenture (the “Second Supplemental Indenture”) to that certain Senior Indenture, by and between the Company, as issuer, and Deutsche Bank, as trustee, dated as of April 2, 2019 (the “Senior Base Indenture”). The Senior Base Indenture and the Second Supplemental Indenture set forth the terms and conditions under which the Notes were issued as well as the rights and obligations of the parties thereto and of the holders of the Notes. Copies of the Senior Base Indenture and the Second Supplemental Indenture are filed as Exhibits 4.1 and 4.2 hereto, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

On May 31, 2023, the Company issued a press release announcing that it priced the Offering (the “Pricing Press Release”). The Pricing Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the closing of the Offering, the Company terminated all remaining bridge commitments that were established under the commitment letter the Company entered into with Morgan Stanley Senior Funding, Inc., which was previously disclosed on the Company’s Current Report on Form 8-K filed with the SEC on May 22, 2023.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 31, 2023, by and among RenaissanceRe Holdings Ltd., Morgan Stanley & Co. LLC, Barclays Capital Inc., HSBC Securities (USA) Inc. and Wells Fargo Securities, LLC.

4.1	Senior Indenture, dated as of April 2, 2019, by and between RenaissanceRe Holdings Ltd., as issuer, and Deutsche Bank Trust Company Americas, as trustee (incorporated herein by reference to Exhibit 4.1 to RenaissanceRe Holdings Ltd.’s Current Report on Form 8-K filed with the SEC on April 2, 2019).

4.2	Second Supplemental Indenture, dated as of June 5, 2023, by and between RenaissanceRe Holdings Ltd., as issuer, and Deutsche Bank Trust Company Americas, as trustee.

5.1	Opinion of Sidley Austin LLP

5.2	Opinion of Carey Olsen Bermuda Limited

99.1	Pricing Press Release, dated May 31, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.

Date: June 5, 2023	By:	/s/ Shannon Lowry Bender
Shannon Lowry Bender
Executive Vice President, Group General Counsel and Corporate Secretary